Exhibit 99.1

Bausch + Lomb and Bausch Health Announce Appointment of Thomas J. Appio as Interim
Bausch + Lomb CEO, Expect to Raise Full-Year 2026 Guidance

VAUGHAN, Ontario, Oct. 12, 2026 – Bausch + Lomb Corporation (NYSE/TSX: BLCO), a leading global eye health company, and its parent company, Bausch Health Companies Inc. (NYSE/TSX: BHC), today announced that Bausch + Lomb Board of Directors Chairman Thomas J. Appio has been appointed interim chief executive officer, effective immediately. Appio will continue to serve as CEO of Bausch Health while assuming leadership of Bausch + Lomb.

Appio was appointed chairman of the Bausch + Lomb Board of Directors in August 2026. The Board believes Appio’s deep knowledge of the business, global leadership experience and longstanding connection to Bausch + Lomb position him well to build on the company’s momentum and lead its next phase of growth.

“The opportunity to lead Bausch + Lomb is both a privilege and a responsibility that I embrace with great enthusiasm,” said Appio. “Our company is built on the strength of our people, the quality of our portfolio and a relentless commitment to serving customers and patients around the world. With a strong foundation, we are well positioned to build on our momentum and deliver sustainable growth.”

Appio has served as CEO of Bausch Health since 2022. Under his leadership, Bausch Health (excluding Bausch + Lomb) has delivered 13 consecutive quarters of year-over-year growth in revenue and adjusted EBITDA (non-GAAP)1. He held several leadership roles within Bausch + Lomb prior to the company’s initial public offering in 2022. Appio joined Bausch + Lomb in 2010 as managing director, China, and in 2016 assumed the role of president, Bausch + Lomb International.

Brent Saunders, who has served as Bausch + Lomb CEO since 2023, and the Board of Directors mutually agreed that Saunders will depart the company.

“When I returned to Bausch + Lomb, I believed this company had tremendous potential,” said Saunders. “Today, it is stronger, more focused and better positioned for the future, with a clearer strategy, a more robust pipeline and significant opportunities ahead. The progress we've made reflects the talent, passion and commitment of colleagues across the organization, and I'm proud of everything we've accomplished together.”

1 This is a non-GAAP measure or a non-GAAP ratio. For further information on non-GAAP measures and non-GAAP ratios, please refer to the “Non-GAAP Information” section of this news release.

Preliminary Update on 2026 Guidance2

Based on preliminary third-quarter results, Bausch + Lomb and Bausch Health currently expect to raise full-year 2026 adjusted EBITDA excluding Acquired IPR&D1 guidance.3 The companies are currently in a blackout period and will provide additional details when they report third-quarter results on Oct. 28.

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About Bausch + Lomb

Our mission is simple – we help people see better to live better, all over the world. For nearly two centuries we’ve evolved with the changing needs of patients and customers, and our commitment to innovation and improving the standard of care in eye health has never been stronger. From contact lenses to prescription products, over-the-counter options, surgical devices and more, we’re turning bold ideas into better outcomes through passion, perseverance and purpose. Learn more at www.bausch.com and connect with us on Facebook, Instagram, LinkedIn, X and YouTube.

About Bausch Health

Bausch Health Companies Inc. (NYSE:BHC)(TSX:BHC) is a global, diversified pharmaceutical company enriching lives through our relentless drive to deliver better health care outcomes. We develop, manufacture and market a range of products primarily in gastroenterology, hepatology, neuroscience, dermatology, dentistry, aesthetics, international pharmaceuticals and eye health, through our controlling interest in Bausch + Lomb Corporation. Our ambition is to be a globally integrated healthcare company, trusted and valued by patients, HCPs, employees and investors. For more information about Bausch Health, visit www.bauschhealth.com and connect with us on LinkedIn.

Forward-looking Statements

This news release may contain forward-looking information and statements within the meaning of applicable securities laws (collectively, “forward-looking statements”). Forward-looking statements may generally be identified by the use of the words “anticipates,” “hopes,” “seeks,” “intends,” “expects,” “believes,” “plans,” “projects,” “predicts,” “forecasts,” “should,” “could,” “would,” “may,” “might,” “will,” “strive,” “estimates,” “potential,” “target,” “guidance,” “outlook,” “continue,” “pending” or “proposed” and positive and negative variations or similar expressions and phrases and statements that certain actions, events or results may, could,

2 The preliminary update on guidance in this news release speaks only as of the date given, October 12, 2026, and will not be further updated or affirmed unless and until each company publicly announces updated or affirmed guidance. Distribution or reference of this news release following October 12, 2026, does not constitute the company reaffirming guidance. There is no assurance that Bausch + Lomb or Bausch Health will achieve its forecasted results within the relevant period or otherwise. Actual results may differ materially from these estimates as a result of actual quarter-end results, the completion of normal quarter-end accounting procedures and adjustments, including the execution of our internal control over financial reporting, the completion of the preparation and management’s review of our financial statements for the relevant period and the subsequent occurrence or identification of events prior to the release of our financial results for the relevant period. See the “Forward-looking Statements” section for further information.

3 The increase in anticipated full-year adjusted EBITDA (excluding Acquired IPR&D) is a result of continued strong business performance in the third quarter of 2026 and anticipated stronger business performance for the remainder of 2026.

should or will be achieved, received or taken, or will occur or result. Forward-looking statements include statements regarding the companies’ full-year 2026 guidance (including expected increases to such guidance) and Bausch + Lomb’s ability to deliver sustainable growth and create lasting value for shareholders. These statements are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs, and readers are cautioned that these statements may not be appropriate for other purposes. The expected increase to full-year 2026 guidance is based on certain material factors and assumptions, including preliminary, unaudited third-quarter 2026 results that remain subject to completion of quarter-end closing and review procedures, stronger business performance for the remainder of 2026, prevailing foreign exchange rates and other assumptions. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch + Lomb’s and Bausch Health’s filings with the U.S. Securities and Exchange Commission (the “SEC”) and the Canadian Securities Administrators (the “CSA”), which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Neither Bausch + Lomb nor Bausch Health undertake any obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

Non-GAAP Information

To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), Bausch + Lomb and Bausch Health use certain non-GAAP financial measures and ratios. Management of each company use these non-GAAP measures and ratios as key metrics in the evaluation of each company’s performance and the consolidated financial results and, in part, in the determination of cash bonuses for its executive officers. Bausch + Lomb and Bausch Health believe these non-GAAP measures and ratios are useful to investors in their assessment of each company’s operating performance and the valuation of each company. In addition, these non-GAAP measures and ratios address questions the companies routinely receives from analysts and investors, and in order to assure that all investors have access to similar data, the companies have determined that it is appropriate to make this data available to all investors. These measures and ratios do not have any standardized meaning under GAAP and other companies may use similarly titled non-GAAP financial measures and ratios that are calculated differently from the way we calculate such measures and ratios. Accordingly, our non-GAAP financial measures and ratios may not be comparable to similar non-GAAP measures and ratios of other companies. We caution investors not to place undue reliance on such non-GAAP measures and ratios, but instead to consider them with the most directly comparable GAAP measures and ratios. Non-GAAP financial measures and ratios have limitations as analytical tools and should not be considered in isolation. They should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Bausch + Lomb does not provide a reconciliation of forward-looking Adjusted EBITDA excluding Acquired IPR&D (non-GAAP)2 to GAAP net income (loss) attributable to Bausch + Lomb Corporation, and Bausch Health does not provide a reconciliation of forward-looking Adjusted EBITDA (non-GAAP)2 to GAAP net income (loss), in each case due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations. These amounts may be material and, therefore, could result in the projected GAAP measure or ratio being materially different or less than the projected non-GAAP measure or ratio.

Specific Non-GAAP Measures

Adjusted EBITDA excluding Acquired IPR&D
EBITDA (non-GAAP) is Net income (loss) attributable to Bausch + Lomb Corporation (its most directly comparable U.S. GAAP financial measure) adjusted for interest, income taxes, depreciation and amortization. Adjusted EBITDA (non-GAAP) is EBITDA (non-GAAP) further adjusted for the items described below. Management believes that Adjusted EBITDA (non-GAAP), along with the GAAP measures used by management, most appropriately reflect how the company measures the business internally and sets operational goals and incentives. In particular, the company believes that Adjusted EBITDA (non-GAAP) focuses management on the company’s underlying operational results and business performance. As a result, the company uses Adjusted EBITDA (non-GAAP) both to assess the actual financial performance of the company and to forecast future results as part of its guidance. Management believes Adjusted EBITDA (non-GAAP) is a useful measure to evaluate current performance. Adjusted EBITDA (non-GAAP) is intended to show our unleveraged, pre-tax operating results and therefore reflects our financial performance based on operational factors. In addition, cash bonuses for the company’s executive officers and other key employees are based, in part, on the achievement of certain Adjusted EBITDA (non-GAAP) targets.

Adjusted EBITDA (non-GAAP) is Net income (loss) attributable to Bausch + Lomb Corporation (its most directly comparable U.S. GAAP financial measure) adjusted for interest expense, net, (benefit from) provision for income taxes, depreciation and amortization and further adjusted for the following items:

•	Asset impairments: The company has excluded the impact of impairments of finite-lived and indefinite-lived intangible assets as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions and divestitures. The company believes that the adjustments of these items correlate with the sustainability of the company’s operating performance. Although the company excludes impairments of intangible assets from measuring the performance of the company and its business, the company believes that it is important for investors to understand that intangible assets contribute to revenue generation.

•	Restructuring, integration and transformation costs: The company has incurred restructuring costs as it implemented certain strategies, which involved, among other things, improvements to its infrastructure and operations, internal reorganizations and impacts from the divestiture of assets and businesses. With regard to infrastructure and operational improvements which the company has taken to improve efficiencies in the businesses and facilities, these tend to be costs intended to right size the business or organization that fluctuate significantly between periods in amount, size and timing, depending on the improvement project, reorganization or transaction. Additionally, with the completion of the Bausch + Lomb IPO, as the company prepares for post-separation operations, the company is launching certain transformation initiatives that will result in certain changes to and investment in its organizational structure and operations. These transformation initiatives arise outside of the ordinary course of continuing operations and, as is the case with the company’s restructuring efforts, costs associated with these transformation initiatives are expected to fluctuate between periods in amount, size and timing. These out-of-the-ordinary-course charges include third-party advisory costs, as well as certain compensation-related costs. Investors should understand that the outcome of these transformation initiatives may result in future restructuring actions and certain of these charges could recur. The company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the company’s operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors.

•	Acquisition-related costs and adjustments excluding amortization of intangible assets: The company has excluded the impact of acquisition-related costs and fair value inventory step-up resulting from acquisitions as the amounts and frequency of such costs and adjustments are not consistent and are significantly impacted by the timing and size of its acquisitions. In addition, the company excludes the impact of acquisition-related contingent consideration non-cash adjustments due to the inherent uncertainty and volatility associated with such amounts based on changes in assumptions with respect to fair value estimates, and the amount and frequency of such adjustments are not consistent and are significantly impacted by the timing and size of the company’s acquisitions, as well as the nature of the agreed-upon consideration.

•	Share-based compensation: The company excludes costs relating to share-based compensation. The company believes that the exclusion of share-based compensation expense assists investors in the comparisons of operating results to peer companies. Share-based compensation expense can vary significantly based on the timing, size and nature of awards granted.

•	Separation costs and separation-related costs: The company has excluded certain costs incurred in connection with activities taken to: (i) separate the Bausch + Lomb business from the remainder of BHC and (ii) register the Bausch + Lomb business as an independent publicly traded entity. Separation costs are incremental costs directly related to effectuating the separation of the Bausch + Lomb business from the remainder of BHC and include, but are not limited to, legal, audit and advisory fees, talent acquisition costs and costs associated with establishing a new Board of Directors and Audit Committee. Separation-related costs are incremental costs indirectly related to the separation of the Bausch + Lomb business from the remainder of BHC and include, but are not limited to, IT infrastructure and software licensing costs, rebranding costs and costs associated with facility relocation and/or modification. As these costs arise from events outside of the ordinary course of continuing operations, the company believes that the adjustments of these items provide supplemental information with regard to the sustainability of the company’s operating performance, allow for a comparison of the financial results to historical operations and forward-looking guidance and, as a result, provide useful supplemental information to investors.

•	Loss on extinguishment of debt: The company has excluded loss on extinguishment of debt as this represents a loss from refinancing our existing debt and is not a reflection of our operations for the period. Further, the amount and frequency of such amounts are not consistent and are significantly impacted by the timing and size of debt financing transactions and other factors in the debt market that are not within management’s control.

•	Other Non-GAAP adjustments: The company also excludes certain other amounts, including IT infrastructure investment, litigation and other matters, gain/(loss) on sales of assets and certain other amounts that are the result of other, non-comparable events to measure operating performance if and when present in the periods presented. These events arise outside of the ordinary course of continuing operations. Given the unique nature of the matters relating to these costs, the company believes these items are not routine operating expenses. For example, legal settlements and judgments vary significantly, in their nature, size and frequency, and, due to this volatility, the company believes the costs associated with legal settlements and judgments are not routine operating expenses. The company excluded these costs as this event is outside of the ordinary course of continuing operations and is infrequent in nature. The company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the company from period to period and, therefore, provides useful supplemental information to investors. However, investors should understand that many of these costs could recur and that companies in our industry often face litigation.

Adjusted EBITDA excluding Acquired In-Process Research and Development (IPR&D) (non-GAAP) is Adjusted EBITDA (non-GAAP) further adjusted to exclude Acquired IPR&D. The IPR&D expenditures represent costs directly resulting from business development transactions and not through the normal course of business. The company believes that the exclusion of such out-of-the-ordinary-course amounts provides supplemental information to assist in the comparison of the financial results of the company from period to period and, therefore, provides useful supplemental information to investors in assessing our performance. However, investors should understand that the company may enter into additional business development transactions in the future and, as a result, such Acquired IPR&D may recur in the future.

Adjusted EBITDA Margin (non-GAAP) and Adjusted EBITDA Margin excluding Bausch + Lomb (non-GAAP)

Adjusted EBITDA Margin (non-GAAP) is defined as Adjusted EBITDA (non-GAAP) (as previously defined) divided by Revenue. The most directly comparable U.S. GAAP financial measure is Net income (loss) divided by Revenue. Adjusted EBITDA Margin excluding Bausch + Lomb (non-

GAAP) is defined as Adjusted EBITDA excluding Bausch + Lomb (non-GAAP) divided by Revenue excluding revenue attributable to Bausch + Lomb. Adjusted EBITDA excluding Bausch + Lomb (non-GAAP) is Adjusted EBITDA (non-GAAP) adjusted to remove Adjusted EBITDA attributable to Bausch + Lomb (non-GAAP). Adjusted EBITDA Margin excluding Bausch + Lomb (non-GAAP) is not intended to represent continuing or discontinued operations under GAAP and is provided as a supplemental management metric. This measure may not be indicative of the results of operations that would have been reported had Bausch + Lomb been accounted for as a discontinued operation. Management believes Adjusted EBITDA Margin (non-GAAP) and Adjusted EBITDA Margin excluding Bausch + Lomb (non-GAAP) provide investors with useful supplemental information regarding the Company's operating profitability and operational efficiency.

Bausch + Lomb Media Contact:	Bausch Health Media Contact:
T.J. Crawford	Katie Savastano
tj.crawford@bausch.com	corporate.communications@bauschhealth.com
(908) 705-2851	(908) 569-3692

Bausch + Lomb Investor Contact:	Bausch Health Investor Contact:
George Gadkowski	Garen Sarafian
george.gadkowski@bausch.com	ir@bauschhealth.com
(877) 354-3705 (toll free)	(877) 281-6642 (toll free)
(908) 927-0735

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